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Exhibit 10.5

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT (the "Amendment") is made and entered into as of the __15th__ day of __June_________, 2001, by and between EOP - 150 CALIFORNIA STREET, L.L.C., a Delaware limited liability company ("Landlord"), and TENFOLD CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

A. Landlord and Tenant are parties to that certain lease dated March 3, 2000 ("Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing 77,430 rentable square feet (the "Premises") consisting of (i) 14,095 rentable square feet known as Suite No. 200,
         (ii) 14,105 rentable square feet known as Suite No. 300, (iii) 14,154 rentable square feet known as Suite No. 400, (iv) 9,162 rentable square feet known as Suite 500, (v) 6,266 rentable square feet known as Suite No. 600, (vi) 9,819 rentable square feet known as Suite No. 700 and
         (vii) 9,829 rentable square feet known as Suite No. 800 on the 2nd, 3rd, 4th, 5th, 6th, 7th, and 8th floors of the building commonly known as 150 California Street located at 150 California Street, San Francisco, California (the "Building").

B. Tenant and Landlord mutually desire that the Lease be amended on and subject to the following terms and conditions.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.       Amendment.  Effective as of the date hereof (unless different effective
         ---------
         date(s) is/are specifically referenced in this Section), Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

         A. Deleted Provision. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree that (i) Exhibit F (Parking Agreement) of the Lease shall be automatically, irrevocably and without further action of any of the parties thereto deleted in its entirety and of no further force or effect, and (ii) Landlord releases and discharges Tenant from any further obligations under Exhibit F (Parking Agreement) of the Lease.

II.      Miscellaneous.
         -------------

         A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

         D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Neither party shall be bound by this Amendment until both parties have executed and delivered the same to the other party.

         E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

         F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord,

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                    its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

         G. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.


                       [SIGNATURES ARE ON FOLLOWING PAGE]

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         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this
Amendment as of the day and year first above written.


                                     LANDLORD:

                                     EOP-150 CALIFORNIA STREET, L.L.C., a
                                           Delaware limited liability company

                                     By:  EOP Operating Limited Partnership, a
                                          Delaware limited partnership, its
                                          sole member

                                          By:  EOP Office Properties Trust, a
                                               Maryland Real Estate, investment
                                               trust, its general partnership

                                               By:    ________________________

                                               Name:  ________________________

                                               Title: ________________________


                                     TENANT:

                                     TENFOLD CORPORATION, a Delaware corporation

                                     By:    _________________________

                                     Name:  _________________________

                                     Title: _________________________

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